Electronically Filed
3/16/2020 10:11 AM
Steven D. Grierson
CLERK OF THE COURT

NOTC
PETER L. CHASEY, ESQ.
Nevada Bar No. 007650
CHASEY LAW OFFICES
3295 N. Fort Apache Road, Suite 110
Las Vegas, Nevada 89129
Tel: (702) 233-0393 Fax: (702) 233-2107
email: peter@chaseylaw.com
Attorney for Petitioner
CUSTODIAN VENTURES, LLC

EIGHTH JUDICIAL DISTRICT COURT
CLARK COUNTY, NEVADA

In the Matter of ONLINE INTERNATIONAL CORPORATION f/k/a FINOTEC GROUP, INC., a Nevada Corporation [Nevada Entity No. C7798-1987], (Petition of Custodian Ventures, LLC)	CASE NO.: A-20-809716-B DEPT NO.: XI

NOTICE OF ENTRY OF ORDER

PLEASE TAKE NOTICE that on the 13th day of March, 2020 the attached Order Appointing Custodian was entered in the above-captioned case.

Dated this 16th day of March, 2020.

CHASEY LAW OFFICES

Peter L. Chasey, Esq.
Nevada Bar No. 007650
3295 N. Fort Apache Rd., Ste. 110
Las Vegas, NV 89129
Tel: (702) 233-0393 Fax: (702) 233-2107
Email: peter@chaseylaw.com
Attorney for Petitioner
CUSTODIAN VENTURES, LLC

CERTIFICATE OF SERVICE

I hereby certify that on the 16th day of March, 2020, I served a true and complete copy of the foregoing ***NOTICE OF ENTRY OF ORDER*** by placing a copy of the same in the United States Mail, postage fully prepaid addressed to the following:

Online International Corporation
c/o Incorp Services, Inc.
3773 Howard Hughes Parkway, Suite 500S
Las Vegas, NV 89169

Officers and Directors
Online International Corporation
2360 Corporate Circle, Suite 400
Henderson, NV 89074

Standard Registrar & Transfer Co., Inc.
440 East 400 South, Suite 200
Salt Lake City, UT 84111

Shannon Bernosky
AN EMPLOYEE OF CHASEY LAW OFFICES

Electronically Filed
3/13/2020 12:44 PM
Steven D. Grierson
CLERK OF THE COURT

ORDR
PETER L. CHASEY, ESQ.
Nevada Bar No. 007650
CHASEY LAW OFFICES
3295 N. Fort Apache Road, Suite 110
Las Vegas, Nevada 89129
Tel: (702) 233-0393 Fax: (702) 233-2107
email: peter@chaseylaw.com
Attorney for Petitioner
CUSTODIAN VENTURES, LLC

EIGHTH JUDICIAL DISTRICT COURT

CLARK COUNTY, NEVADA

In the Matter of ONLINE INTERNATIONAL CORPORATION f/k/a FINOTEC GROUP, INC., a Nevada Corporation [Nevada Entity No. C7798-1987], (Petition of Custodian Ventures, LLC),	CASE NO.: A-20-809716-B DEPT NO.: XI **ORDER APPOINTING CUSTODIAN [NRS 78.347(1)(B)]**

THE COURT, having considered Petitioner, CUSTODIAN VENTURES, LLC's Motion for Appointment of Custodian for ONLINE INTERNATIONAL CORPORATION formerly known as FINOTEC GROUP, INC., a Nevada Corporation [Nevada Entity No. C7798-1987] (hereinafter "ONLINE INTERNATIONAL CORPORATION"), proper notice having been given to the officers and directors of ONLINE INTERNATIONAL CORPORATION pursuant to NRS 78.750(2), no opposition having been received, and good cause appearing,

IT IS ORDERED, ADJUDGED AND DECREED that:

1. Petitioner CUSTODIAN VENTURES, LLC is appointed custodian of ONLINE INTERNATIONAL CORPORATION.

2. CUSTODIAN VENTURES, LLC shall revive and/or reinstate ONLINE INTERNATIONAL CORPORATION with the Nevada Secretary of State.

3. CUSTODIAN VENTURES, LLC shall appoint officers and directors to serve during the Custodianship of ONLINE INTERNATIONAL CORPORATION.

4. CUSTODIAN VENTURES, LLC is authorized to take reasonable and prudent action on behalf of ONLINE INTERNATIONAL CORPORATION, including negotiating and compromising debt, executing contracts and other agreements, filing Amendments to Articles of Incorporation to change the corporation's name, authorize additional shares, authorize additional classes of shares, designate and issue authorized common shares and preferred shares, and initiating litigation in ONLINE INTERNATIONAL CORPORATION's name as deemed reasonable and prudent in connection with or related to the performance of the Custodian's duties.

5. CUSTODIAN VENTURES, LLC shall provide reasonable notice to all shareholders of record of a shareholders meeting to be held after this Order is entered, and the shareholders who attend such meeting, whether in person or by proxy, shall constitute a quorum sufficient for all purposes of the meeting.

6. The record transfer agent for ONLINE INTERNATIONAL CORPORATION is hereby authorized and directed to cooperate with CUSTODIAN VENTURES, LLC concerning delivery of the shareholder list for ONLINE INTERNATIONAL CORPORATION.

7. CUSTODIAN VENTURES, LLC shall file a Custodian Amendment to the Articles of Incorporation for ONLINE INTERNATIONAL CORPORATION with the Nevada Secretary of State containing the following disclosures and statements:

///

(a) Disclosures of any previous criminal, administrative, civil or National Association of Securities Dealers, Inc., or Securities and Exchange Commission investigations, violations, or convictions concerning CUSTODIAN VENTURES, LLC, or its affiliates or subsidiaries.

(b) A statement that reasonable, but ultimately unsuccessful, attempts were made to contact the officers or directors of the corporation to request that ONLINE INTERNATIONAL CORPORATION comply with Chapter 78 of the Nevada Revised Statutes.

(c) A statement that as Custodian, CUSTODIAN VENTURES, LLC, is authorized to continue the business of ONLINE INTERNATIONAL CORPORATION for the benefit of the corporation and its shareholders.

(d) A statement that CUSTODIAN VENTURES, LLC will reinstate ONLINE INTERNATIONAL CORPORATION's charter to do business in the State of Nevada.

(e) Any other information as may be required by regulations promulgated by the Nevada Secretary of State.

8. CUSTODIAN VENTURES, LLC, as custodian of ONLINE INTERNATIONAL CORPORATION, shall submit a report to this Court of the actions taken by the Custodian every month from the date of Notice of Entry of this Order while the custodianship remains active.

IT IS SO ORDERED.

Dated this 12 day of May, 2020.

DISTRICT COURT JUDGE
CEH

Respectfully Submitted by:
CHASEY LAW OFFICES

Peter L. Chasey, Esq.
Nevada Bar No. 007650
Attorney for Petitioner
CUSTODIAN VENTURES, LLC

Electronically Filed
12/30/2019 1:49 PM
Steven D. Grierson
CLERK OF THE COURT

NOTC

PETER L. CHASEY, ESQ.
Nevada Bar No. 007650
CHASEY LAW OFFICES
3295 N. Fort Apache Road, Suite 110
Las Vegas, Nevada 89129
Tel: (702) 233-0393 Fax: (702) 233-2107
email: peter@chaseylaw.com
Attorney for Petitioner
CUSTODIAN VENTURES, LLC

EIGHTH JUDICIAL DISTRICT COURT

CLARK COUNTY, NEVADA

In the Matter of GO SILVER TOPRICH HOLDINGS, INC., a Nevada Corporation, (Petition of Custodian Ventures, LLC)	CASE NO.: A-19-805646-B DEPT NO.: XXVII

NOTICE OF ENTRY OF ORDER

PLEASE TAKE NOTICE that on the 30th day of December, 2019 the attached Order Appointing Custodian was entered in the above-captioned case.

Dated this 30th day of December, 2019.

CHASEY LAW OFFICES

Peter L. Chasey, Esq.
Nevada Bar No. 007650
3295 N. Fort Apache Rd., Ste. 110
Las Vegas, NV 89129
Tel: (702) 233-0393 Fax: (702) 233-2107
Email: peter@chaseylaw.com
Attorney for Petitioner
CUSTODIAN VENTURES, LLC

CERTIFICATE OF SERVICE

I hereby certify that on the 30th day of December, 2019, I served a true and complete copy of the foregoing ***NOTICE OF ENTRY OF ORDER*** by placing a copy of the same in the United States Mail, postage fully prepaid addressed to the following:

Officers and Directors
Go Silver Toprich Holdings, Inc.
6F No. 947, Qiao Xing Road
Shiqiao Town, Panyu District
Guangzhou, China

Officers and Directors
Go Silver Toprich Holdings, Inc.
Suite 2711A, 27/F, Exchange Tower
33 Wang Chui Road, Kowloon Bay
Kowloon, HGK China

Corporate Stock Transfer
3200 Cherry Creek Drive South, Suite 430
Denver, CO 80209

Shannon Branosky
AN EMPLOYEE OF CHASEY LAW OFFICES

Electronically Filed
12/30/2019 9:57 AM
Steven D. Grierson
CLERK OF THE COURT

ORDR

PETER L. CHASEY, ESQ.
Nevada Bar No. 007650
CHASEY LAW OFFICES
3295 N. Fort Apache Road, Suite 110
Las Vegas, Nevada 89129
Tel: (702) 233-0393 Fax: (702) 233-2107
email: peter@chaseylaw.com
Attorney for Petitioner
CUSTODIAN VENTURES, LLC

EIGHTH JUDICIAL DISTRICT COURT

CLARK COUNTY, NEVADA

In the Matter of GO SILVER TOPRICH HOLDINGS, INC., a Nevada Corporation, (Petition of Custodian Ventures, LLC),	)	CASE NO.: A-19-805646-B DEPT NO.: XXVII **ORDER APPOINTING CUSTODIAN [NRS 78.347(1)(B)]**

THE COURT, having considered Petitioner, CUSTODIAN VENTURES, LLC's Motion for Appointment of Custodian for GO SILVER TOPRICH HOLDINGS, INC., proper notice having been given to the officers and directors of GO SILVER TOPRICH HOLDINGS, INC. pursuant to NRS 78.750(2), no opposition having been received, and good cause appearing,

IT IS ORDERED, ADJUDGED AND DECREED that:

1. Petitioner CUSTODIAN VENTURES, LLC is hereby appointed custodian of GO SILVER TOPRICH HOLDINGS, INC.

2. CUSTODIAN VENTURES, LLC is hereby authorized to take all reasonable and prudent actions on behalf of GO SILVER TOPRICH HOLDINGS, INC. including but not limited to appointing interim officers and directors, negotiating and compromising debt, executing contracts and other

agreements, authorizing and issuing new shares of stock, and authorizing new classes of stock, and initiating litigation in the name of GO SILVER TOPRICH HOLDINGS, INC.

3. CUSTODIAN VENTURES, LLC shall revive and/or reinstate GO SILVER TOPRICH HOLDINGS, INC. with the Nevada Secretary of State.

4. CUSTODIAN VENTURES, LLC shall provide reasonable notice to all shareholders of record of a shareholders meeting to be held after this Order is entered, and that the shareholders who attend such meeting, whether in person or by proxy, shall constitute a quorum sufficient for all purposes of the meeting.

5. The record transfer agent for GO SILVER TOPRICH HOLDINGS, INC. is hereby authorized and directed to cooperate with CUSTODIAN VENTURES, LLC concerning the shareholder list for GO SILVER TOPRICH HOLDINGS, INC.

6. CUSTODIAN VENTURES, LLC shall file an amendment to the Articles of Incorporation for GO SILVER TOPRICH HOLDINGS, INC. with the Nevada Secretary of State containing the following disclosures and statements:

(a) Disclosures of any previous criminal, administrative, civil or National Association of Securities Dealers, Inc., or Securities and Exchange Commission investigations, violations, or convictions concerning CUSTODIAN VENTURES, LLC, or its affiliates or subsidiaries.

(b) A statement that reasonable, but ultimately unsuccessful, attempts were made to contact the officers or directors of the corporation to request that GO SILVER TOPRICH HOLDINGS, INC. comply with Chapter 78 of the Nevada Revised Statutes.

(c) A statement that as Custodian, CUSTODIAN VENTURES, LLC, is authorized to continue the business of GO SILVER TOPRICH HOLDINGS, INC. for the benefit of the corporation and its shareholders.

(d) A statement that CUSTODIAN VENTURES, LLC will reinstate GO SILVER TOPRICH HOLDINGS, INC.'s charter to do business in the State of Nevada.

(e) Any other information as may be required by regulations promulgated by the Nevada Secretary of State.

7. CUSTODIAN VENTURES, LLC, as custodian of GO SILVER TOPRICH HOLDINGS, INC., shall submit a report to this Court of the actions taken by the custodian every 1 month(s) from the date of Notice of Entry of this Order while the custodianship remains active.

IT IS SO ORDERED.

Dated this 26 day of Dec, 2019.

Nancy L Allf
DISTRICT COURT JUDGE

Respectfully Submitted by:

CHASEY LAW OFFICES

Peter L. Chasey, Esq.
Nevada Bar No. 007650
3295 N. Fort Apache Rd., Ste. 110
Las Vegas, NV 89129
(702) 233-0393
Attorney for Petitioner
CUSTODIAN VENTURES, LLC